                                                                 Exhibit 99.2
TXU Corp.

     The following table identifies the components of the contribution and change in earnings for the quarter ended September 30, 2003, by segment.


                                                           Contribution                      Change
                                                     --------------------------     -----------------------
                                                      Net Income                        US$
                                                          US$                        (Millions)    Per Share
Three Months Ended                                    (Millions)           EPS        After Tax     Impact       EPS
------------------------------                       ----------           -----      ----------    ---------   --------
Reported Earnings 9/30/2002 (Basic & Diluted)                                                                   $ 0.73
Discontinued Operations                                                                   44         0.15       $ 0.15
                                                                                        ----        -----       ------
Earnings from Continuing Operations 09/30/2002                                                                  $ 0.88
Energy                                                  249               0.66            22         0.08
Energy Delivery                                         117               0.31            39         0.14
Australia                                                43               0.11            27         0.10
Corporate and Other                                     (41)             (0.10)           30         0.11
Effect of TXU Energy Preferred Securities*               13               0.03            13         0.05
Change in Common Shares Outstanding                                                                 (0.35)        0.13
                                                       ----              -----          ----        -----       ------
Earnings from Continuing Operations
  09/30/2003 (Diluted)                                  381               1.01           131                    $ 1.01
Discontinued Operations                                  24               0.06                                    0.06
                                                       ----              -----                                  ------
Reported Earnings 09/30/2003 (Diluted)                  405               1.07                                  $ 1.07
                                                       ====              =====                                  ======

* Amount represents the interest and discount amortization associated with the TXU Energy exchangeable preferred securities which are dilutive for EPS calculations.

                                                           Contribution                      Change
                                                     --------------------------     -----------------------
                                                        Net Income                     US$
                                                           US$                      (Millions)    Per Share
Year to Date                                            (Millions)        EPS        After Tax     Impact       EPS
------------------------------                         ----------        -----      ----------    ---------   --------
Reported Earnings 9/30/2002 (Basic & Diluted)                                                                   $ 2.40
Discontinued Operations                                                                  23          0.08       $ 0.08
                                                                                       ----         -----       ------
Earnings from Continuing Operations 09/30/2002                                                                  $ 2.48

Energy                                                  438               1.16         (159)        (0.56)
Energy Delivery                                         263               0.70           43          0.15
Australia                                                96               0.25           19          0.07
Corporate and Other                                    (147)             (0.40)          73          0.26
Effect of TXU Energy Preferred Securities*               40               0.11           40          0.14
Change in Common Shares Outstanding                                                                 (0.72)       (0.66)
                                                       ----              -----         ----         -----       ------
Earnings from Continuing Operations
  09/30/2003 (Diluted)                                  690               1.82           16                     $ 1.82
Discontinued Operations                                 (55)             (0.15)                                  (0.15)
Cumulative Effect of Accounting Changes                 (58)             (0.15)                                  (0.15)
                                                       ----              -----                                  ------
Reported Earnings 09/30/2003 (Diluted)                  577               1.52                                  $ 1.52
                                                       ====              =====                                  ======

* Amount represents the interest and discount amortization associated with the TXU Energy exchangeable preferred securities which are dilutive for EPS calculations.

  These tables are furnished in response to your request for information concerning the Company and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

                                                                                          For the Periods Ended September 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                           Three Months Ended               Nine Months Ended
                                                                              September 30,                   September 30,
                                                                      -----------------------------    ---------------------------
                                                                        2003     2002    % Change      2003     2002    % Change
                                                                       -------  -------    -------     -----    -----    -------
                                                                            (millions of dollars, except per share amounts)

Operating revenues .................................................... $3,136   $2,918       7.5       $8,607   $7,876      9.3
                                                                        ------   ------    ------       ------   ------    -----
Costs and expenses:
    Cost of energy sold and delivery fees .............................  1,342    1,279       4.9        3,905    3,062     27.5
    Operating costs ...................................................    418      407       2.7        1,273    1,187      7.2
    Depreciation and amortization......................................    223      220       1.4          655      653      0.3
    Selling, general and administrative expenses ......................    280      320     (12.5)         799      975    (18.1)
    Franchise and revenue-based taxes .................................    104      108      (3.7)         335      343     (2.3)
    Other income ......................................................    (26)     (20)     30.0          (66)     (46)    43.5
    Other deductions ..................................................     13       23     (43.5)          36       82    (56.1)
    Interest income ...................................................     (6)      (6)       -           (25)     (21)    19.0
    Interest expense and related charges ..............................    240      214      12.1          736      647     13.8
                                                                        ------   ------    ------       ------   ------   ------
          Total costs and expenses ....................................  2,588    2,545       1.7        7,648    6,882     11.1
                                                                        ------   ------    ------       ------   ------   ------

Income from continuing operations before income taxes and
          cumulative effect of changes in accounting principles........    548      373      46.9          959      994     (3.5)

Income tax expense.....................................................    175      118      48.3          293      304     (3.6)
                                                                        ------   ------    ------       ------   ------   ------
Income from continuing operations before cumulative effect
         of changes in accounting principles...........................    373      255      46.3          666      690     (3.5)

Income (loss) from discontinued operations, net of tax effect..........     24      (44)       -           (55)     (23)      -

Cumulative effect of changes in accounting principles,
         net of tax benefit............................................     -        -         -           (58)       -       -
                                                                        ------   ------    ------       ------    -----   ------
Net income.............................................................    397      211      88.2          553      667    (17.1)

Preference stock dividends ............................................      5        5        -            16       16       -
                                                                        ------   ------    ------       ------    -----    -----

Net income available for common stock ................................. $  392   $  206      90.3       $  537    $ 651    (17.5)
                                                                        ======   ======    ======       ======    =====    =====

Average shares of common stock
    outstanding, basic (millions) .....................................    322      282      14.2          321      272     18.0

Average shares of common stock
    outstanding, diluted (millions) ...................................    379      282      34.4          378      272     39.0

Per share of common stock:
    Basic earnings:
       Income from continuing operations before
           cumulative effect of changes in accounting principles....... $ 1.14   $ 0.88    $ 29.5       $ 2.02   $ 2.48    (18.5)
       Income (loss) on discontinued operations, net of tax effect..... $ 0.08   $(0.15)   $   -        $(0.17)  $(0.08)      -
       Cumulative effect of changes in accounting principles,
           net of tax benefit.......................................... $   -    $  -      $   -        $(0.18)  $   -        -
       Net income available for common stock .......................... $ 1.22   $ 0.73    $ 67.1       $ 1.67   $ 2.40    (30.4)

    Diluted earnings:
       Income from continuing operations before cumulative effect
          of changes in accounting principles.......................... $ 1.01   $ 0.88    $ 14.8       $ 1.82   $ 2.48    (26.6)
       Income (loss) on discontinued operations, net of tax effect..... $ 0.06   $(0.15)   $   -        $(0.15)  $(0.08)    87.5
       Cumulative effect of changes in accounting principles,
          net of tax benefit........................................... $   -    $  -      $   -        $(0.15)  $  -         -
       Net income available for common stock .......................... $ 1.07   $ 0.73    $ 46.6       $ 1.52   $ 2.40    (36.7)

    Dividends declared ................................................ $0.125   $0.600    $(79.2)      $0.375   $1.800    (79.2)



     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows
(Unaudited)
                                                                                                       Nine Months Ended
                                                                                                          September 30,
                                                                                                   ------------------------
                                                                                                   2003                2002
                                                                                                   ----                ----
                                                                                                     millions of dollars
Cash flows - operating activities:
   Income from continuing operations before cumulative effect of changes in accounting
      principles........................................................................        $    666            $   690
   Adjustments to reconcile income from continuing operations before cumulative effect of changes in accounting principles to cash provided by operating activities:
      Depreciation and amortization ....................................................             712                715
      Deferred income taxes and investment tax credits -- net ..........................             118                169
      Net gain from sale of assets......................................................             (39)               (30)
      Net unrealized gain from mark-to-market valuations of commodity contracts.........             (15)                (6)
      Net equity loss from unconsolidated affiliates and joint ventures.................              18                 40
      Recovery of gas costs.............................................................              47                 67
      Reduction in regulatory liability.................................................            (125)              (112)
      Reduction in retail clawback accrual..............................................             (19)                 -
      Asset impairment charge...........................................................               -                 11
   Changes in operating assets and liabilities .........................................             674               (505)
                                                                                                --------            -------
        Cash provided by operating activities ..........................................           2,037              1,039
                                                                                                --------            -------
Cash flows - financing activities:
   Issuances of securities:
      Long-term debt ...................................................................           2,449              2,868
      Common stock .....................................................................              27                717
   Retirements/repurchases of securities:
      Long-term debt ...................................................................          (1,705)            (2,707)
      Preferred stock of subsidiaries...................................................             (91)                 -
   Change in notes payable:
      Commercial paper .................................................................              11                284
      Banks ............................................................................          (2,301)              (693)
   Cash dividends paid:
      Common stock .....................................................................            (120)              (481)
      Preference stock .................................................................             (16)               (16)
   Redemption deposits applied to debt retirements......................................             210                  -
   Debt premium, discount, and reacquisition expenses...................................             (27)               (77)
   Other financing costs................................................................               -                (30)
                                                                                                --------            -------
        Cash used in financing activities...............................................          (1,563)              (135)
                                                                                                --------            -------
Cash flow - investing activities:
   Capital expenditures ................................................................            (640)              (733)
   Proceeds from sale of assets ........................................................              19                445
   Acquisitions of businesses...........................................................            (150)               (36)
   Nuclear fuel ........................................................................             (45)               (51)
   Investment in collateral trust.......................................................            (525)                 -
   Other ...............................................................................             (17)               (25)
                                                                                                --------            -------
        Cash used in investing activities ..............................................          (1,358)              (400)
                                                                                                --------            -------
Effect of exchange rate changes on cash and cash equivalents ...........................               -                 (6)

Cash used by discontinued operations ...................................................             (39)              (601)
                                                                                                --------            -------
Net change in cash and cash equivalents ................................................            (923)              (103)

Cash and cash equivalents -- beginning balance .........................................           1,574                216
                                                                                                --------            -------
Cash and cash equivalents -- ending balance ............................................        $    651            $   113
                                                                                                ========            =======

TXU CORP. AND SUBSIDIARIES

Consolidated Balance Sheets
(Unaudited)

                                                                                                    September 30,   December 31,
                                                                                                        2003           2002
                                                                                                    ------------   ------------
                                                                                                        (millions of dollars)
                                                 ASSETS
Current assets:
     Cash and cash equivalents .........................................................               $   651      $ 1,574
     Restricted cash....................................................................                    -           210
     Accounts receivable - trade........................................................                 1,332        1,696
     Income taxes receivable............................................................                    36          488
     Inventories........................................................................                   546          493
     Commodity contract assets .........................................................                   746        1,298
     Assets of telecommunications holding company.......................................                   103           -
     Other current assets ..............................................................                   272          263
                                                                                                       -------      -------
         Total current assets ..........................................................                 3,686        6,022
                                                                                                       -------      -------

Investments:
     Restricted cash ...................................................................                   643           96
     Other investments .................................................................                   658          757
Property, plant and equipment - net ....................................................                20,464       19,642
Goodwill and other unamortized intangible assets........................................                 1,737        1,588
Regulatory assets - net ................................................................                 1,934        1,772
Commodity contract assets ..............................................................                   461          657
Cash flow hedges and other derivative assets ...........................................                   145          150
Other noncurrent assets ................................................................                   371          332
Telecommunications assets held for sale.................................................                   670           -
                                                                                                       -------       ------
        Total assets ...................................................................              $ 30,769     $ 31,016
                                                                                                       =======       ======



                          LIABILITIES, PREFERRED INTERESTS AND SHAREHOLDERS' EQUITY

Current liabilities:
     Notes payable:
       Commercial paper ................................................................              $     34      $     18
       Banks ...........................................................................                     6         2,306
     Long-term debt due currently ......................................................                   402           958
     Accounts payable - trade ..........................................................                   891         1,054
     Commodity contract liabilities ....................................................                   550         1,138
     Liabilities of telecommunications holding company..................................                   695            -
     Other current liabilities .........................................................                 1,087         1,209
                                                                                                      --------       -------
         Total current liabilities .....................................................                 3,665         6,683
                                                                                                      --------       -------


Accumulated deferred income taxes and investment tax credits............................                 4,374         4,060
Commodity contract liabilities .........................................................                   404           520
Cash flow hedges and other derivative liabilities ......................................                   279           220
Other noncurrent liabilities and deferred credits ......................................                 2,350         2,144
Telecommunications liabilities held for sale............................................                   133            -
Long-term debt, less amounts due currently .............................................                12,596        11,597
Preferred stock of subsidiaries subject to mandatory redemption.........................                   522            -
                                                                                                      --------       -------
         Total liabilities..............................................................                24,323        25,224
                                                                                                      --------       -------

Preferred stock of subsidiaries subject to mandatory redemption.........................                    -            536
Preferred stock of subsidiaries not subject to mandatory redemption.....................                   757           190

Shareholders' equity:
   Preferred stock not subject to mandatory redemptions.................................                   300           300
   Common stock without par value.......................................................                    25         7,995
   Additional paid in capital...........................................................                 8 097           111
   Retained deficit ....................................................................                (2,480)       (2,900)
   Accumulated other comprehensive loss.. ..............................................                  (253)         (440)
                                                                                                      --------       -------
         Total shareholders' equity ....................................................                 5,689         5,066
                                                                                                      --------       -------

         Total liabilities, preferred interests and shareholders' equity ...............              $ 30,769      $ 31,016
                                                                                                      ========       =======

TXU CORP CONSOLIDATED STATISTICS
Consolidated Operating Statistics
Periods Ended September 30, 2003 and 2002

                                                                            Three Months Ended                Nine Months Ended
                                                                        ---------------------------      -------------------------
                                                                         2003      2002        %          2003      2002        %
                                                                         ----      ----       ---         ----      ----       ---
Operating statistics-volumes
   Retail electric sales (gigawatt-hours)(a).......................     25,787     29,420    (12.3)       68,794   77,613    (11.4)
                                                                       =======    =======    =====       =======  =======    =====
   Retail gas sales (billion cubic feet) ..........................         36         35      2.9           152      152        -
                                                                       =======    =======    =====       =======  =======    =====
   Wholesale electric sales:
    (gigawatt-hours)(a)............................................     11,100     10,306      7.7        27,931   24,940     12.0
                                                                       =======    =======    =====       =======  =======    =====
   Electricity distribution (gigawatt-hours).......................     31,881     30,040      6.1        80,167   79,858      0.4
                                                                       =======    =======    =====       =======  =======    =====
   Australia electricity distribution (gigawatt-hours).............        584        600     (2.7)        1,795    1,594     12.6
                                                                       =======    =======    =====       =======  =======    =====
   Gas pipeline transportation (billion cubic feet)................         97        129    (24.8)          275      347    (20.7)
                                                                       =======    =======    =====       =======  =======    =====
Retail customers & points of delivery (end of period & in thousands)
   Electric .......................................................................................        3,173    3,299     (3.8)
   Gas ............................................................................................        1,941    1,877      3.4
                                                                                                         -------  -------    -----
           Total customers ........................................................................        5,114    5,176     (1.2)
                                                                                                         =======  =======    =====
   Points of delivery-electricity distribution............... .....................................        2,920    2,902      0.6
                                                                                                         =======  =======    =====
   Points of delivery-Australia electricity distribution ..........................................          557      545      2.2
   Points of delivery-Australia gas distribution ..................................................          477      463      3.0
                                                                                                         -------  -------    -----
           Total points of delivery-Australia......................................................        1,034    1,008      2.6
                                                                                                         =======  =======    =====
Operating revenues (in millions of dollars)
  Retail electric:
    Residential ...............................................       $  1,223   $  1,159      5.5      $  2,842  $ 2,734      4.0
    Commercial & industrial....................................            927        897      3.3         2,661    2,877     (7.5)
                                                                       -------    -------    -----       -------   ------    -----
           Total ..............................................          2,150      2,056      4.6         5,503    5,611     (1.9)
                                                                       -------    -------    -----       -------   ------    -----
   Retail gas:
    Residential ...............................................            168        107     57.0           730      434     68.2
    Commercial & industrial ...................................             86         61     41.0           402      267     50.6
                                                                       -------    -------    -----       -------   ------    -----
           Total ..............................................            254        168     51.2         1,132      701     61.5
                                                                       -------    -------    -----       -------   ------    -----
   Wholesale electric revenues ................................            414        318     30.2           957      705     35.7
                                                                       -------    -------    -----       -------   ------    -----
   Electricity distribution ...................................            613        557     10.1         1,605    1,551      3.5
                                                                       -------    -------    -----       -------   ------    -----
   Australia electricity distribution..........................             14         10     40.0            41       28     46.4
                                                                       -------    -------    -----       -------   ------    -----
   Australia gas distribution..................................             17         12     41.7            34       27     25.9
                                                                       -------    -------    -----       -------   ------    -----
   Gas pipeline transportation.................................             15         20    (25.0)           43       48    (10.4)
                                                                       -------    -------    -----       -------   ------    -----
   Wholesale energy portfolio management activities............             19        164    (88.4)          207      298    (30.5)
                                                                       -------    -------    -----       -------   ------    -----
   Other revenues, less intercompany eliminations..............           (360)      (387)    (7.0)         (915)  (1,093)   (16.3)
                                                                       -------    -------    -----       -------   ------    -----
           Total operating revenues ...........................       $  3,136   $  2,918      7.5      $  8,607 $  7,876      9.3
                                                                       =======    =======    =====       =======   ======    =====
Financial statistics & ratios - September 2003
   Common stock data:
   Shares outstanding-end of period (millions) .......................................................       324
   Book value per share-end of period ................................................................  $  16.64
   Return on average common stock equity (based on continuing operations).............................       1.2%

   Capitalization (millions) and capitalization ratios (end of period):
   Long-term debt excluding equity-linked securities....................................  $ 11,156          57.0%
   Equity-linked securities ............................................................     1,440           7.4
   Exchangeable preferred membership interests (net of discount)........................       644           3.3
   Preferred securities of subsidiary trusts............................................       516           2.6
   Preference & preferred stock.........................................................       419           2.2
   Common stock equity..................................................................     5,389          27.5
                                                                                            ------         -----

           Total .......................................................................  $ 19,564         100.0%
                                                                                            ======         =====

(a) 2002 data revised.

 Additional financial information is available on request to TXU Corp. at 1601
        Bryan Street, Dallas, Texas 75201-3411 (214) 812-4600.

TXU CORP. AND SUBSIDIARIES
ENERGY SEGMENT (TXU ENERGY COMPANY LLC)

                                                                                        For the Periods Ended September 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                          Three Months Ended                Nine Months Ended
                                                                             September 30,                    September 30,
                                                                       ---------------------------     ---------------------------
                                                                        2003      2002    % Change     2003      2002    % Change
                                                                        ----     ------   --------     ----     ------   --------
                                                                      millions of dollars             millions of dollars

Operating revenues ...............................................    $ 2,453   $  2,420      1.4     $ 6,304    $ 6,238     1.1
                                                                        -----      -----     ----       -----      -----   -----
Costs and expenses:
    Cost of energy sold and delivery fees ........................      1,543      1,536      0.5       4,043      3,662    10.4
    Operating costs ..............................................        171        183     (6.6)        550        536     2.6
    Depreciation and amortization.................................        100        116    (13.8)        308        342    (9.9)
    Selling, general and administrative expenses .................        168        199    (15.6)        465        623   (25.4)
    Franchise and revenue-based taxes ............................         29         27      7.4          84         83     1.2
    Other income .................................................        (20)       (18)    11.1         (44)       (33)   33.3
    Other deductions .............................................          8          3       -           13          8    62.5
    Interest income ..............................................         -          -        -           (3)        (8)  (62.5)
    Interest expense and related charges .........................         83         46     80.4         246        154    59.7
                                                                        -----      -----     ----       -----      -----   -----
        Total costs and expenses .................................      2,082      2,092     (0.5)      5,662      5,367     5.5
                                                                        -----      -----     ----       -----      -----   -----

Income before income taxes and cumulative effect of changes in
   accounting principles..........................................        371        328     13.1         642        871   (26.3)

Income tax expense................................................        122        101     20.8         204        274   (25.5)
                                                                        -----      -----     ----       -----      -----   -----
Income before cumulative effect of changes in accounting
   principles.....................................................        249        227      9.7         438        597   (26.6)

Cumulative effect of changes in accounting principles,
       net of tax benefit.........................................         -          -        -          (58)        -        -
                                                                        -----      -----     ----       -----      -----   -----
Net income........................................................     $  249     $  227      9.7      $  380     $  597   (36.3)
                                                                        =====      =====     ====       =====      =====   =====



     The Energy segment represents the electricity generation, portfolio management and wholesale and retail energy sales operations of TXU
Energy Company LLC, operating principally in the competitive Texas market.


      Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

ENERGY SEGMENT
Operating and Financial Statistics
Periods Ended September 30, 2003 and 2002



                                                                        Three Months                         Nine Months
                                                                ----------------------------        ----------------------------
Operating statistics - Volumes                                   2003      2002     % Change         2003      2002     % Change
                                                                 ----      ----     --------         ----      ----     --------

Retail electric sales (gigawatt-hours)........................  23,450   27,394      (14.4)         62,652    72,551     (13.6)
Wholesale electric sales volumes (gigawatt-hours)(a)..........  10,677    9,255       15.4          26,512    22,569      17.5
                                                                ------   ------      -----          ------    ------     -----
      Total electric sales volumes (gigawatt-hours)...........  34,127   36,649       (6.9)         89,164    95,120      (6.3)
                                                                ======   ======      =====          ======    ======     =====

Retail electric customers (end of period and in thousands-
  number of meters)...........................................                                       2,617     2,763      (5.3)

Operating revenues (millions of dollars)
Retail electric:
   Residential ............................................... $ 1,139  $ 1,093        4.2         $ 2,631   $ 2,569       2.4
   Commercial & industrial....................................     847      839        1.0           2,427     2,720     (10.8)
                                                                ------   ------      -----          ------    ------     -----
      Total ..................................................   1,986    1,932        2.8           5,058     5,289      (4.4)
                                                                ------   ------      -----          ------    ------     -----
Wholesale electric ...........................................     406      302       34.4             924       657      40.6
                                                                ------   ------      -----          ------    ------     -----

Wholesale energy portfolio management activities..............      16      152      (89.5)            169       201     (15.9)
                                                                ------   ------      -----          ------    ------     -----

Other revenues ...............................................      45       34       32.4             153        91      68.1
                                                                ------   ------      -----          ------    ------     -----
      Total operating revenues ............................... $ 2,453  $ 2,420        1.4         $ 6,304   $ 6,238       1.1
                                                                ======   ======      =====          ======    ======     =====

Weather (average for service area)
 Percent of normal:
    Cooling degree days .....................................     99.0%    99.8%      (0.8)Pts       101.0%     102.1%     (1.1)Pts
    Heating degree days .....................................        -%       -%         - Pts       102.6%      98.8%      3.8 Pts

(a) 2002 data revised.

TXU CORP. AND SUBSIDIARIES
ENERGY DELIVERY SEGMENT

                                                                                           For the Periods Ended September 30, 2003

Statements of Consolidated Income
(Unaudited)

                                                                              Three Months Ended              Nine Months Ended
                                                                                September 30,                   September 30,
                                                                          --------------------------    --------------------------
                                                                          2003     2002     % Change     2003     2002     % Change
                                                                          ----     ----     --------     ----     ----     --------
                                                                        millions of dollars            millions of dollars

Operating revenues ...............................................        $ 786    $ 694      13.3     $ 2,597   $ 2,189     18.6
                                                                           ----     ----     -----      ------    ------    -----
Costs and expenses:
    Cost of gas sold .............................................           65       45      44.4         584       297     96.6
    Operating costs ..............................................          221      213       3.8         652       602      8.3
    Depreciation and amortization.................................           97       83      16.9         271       246     10.2
    Selling, general and administrative expenses .................           81       83      (2.4)        247       265     (6.8)
    Franchise and revenue-based taxes ............................           76       77      (1.3)        238       236      0.8
    Other income .................................................           (3)      (1)       -           (9)       (5)    80.0
    Other deductions .............................................            -        2        -           -          3       -
    Interest income ..............................................          (15)     (11)     36.4         (45)      (32)    40.6
    Interest expense and related charges .........................           87       83       4.8         265       244      8.6
                                                                           ----     ----     -----      ------    ------    -----
        Total costs and expenses .................................          609      574       6.1       2,203     1,856     18.7
                                                                           ----     ----     -----      ------    ------    -----
Income before income taxes........................................          177      120      47.5         394       333     18.3

Income tax expense ...............................................           60       42      42.9         131       113     15.9
                                                                           ----     ----     -----      ------    ------    -----

Net income........................................................        $ 117    $  78     50.0      $  263    $   220     19.5
                                                                           ====     ====     =====      ======    ======    =====



     The Energy Delivery segment includes the electricity transmission and distribution business of Oncor Electric Delivery Company and the natural gas pipeline and distribution business of TXU Gas Company, both of which are subject to regulation by Texas authorities.


     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

ENERGY DELIVERY SEGMENT
Operating and Financial Statistics
Periods Ended September 30, 2003 and 2002

                                                                            Three Months Ended              Nine Months Ended
                                                                       --------------------------       -------------------------
                                                                       2003     2002     % Change       2003     2002    % Change
                                                                       ----    ------    --------       ----    ------   --------

Operating statistics - Volumes

Electric energy delivered (gigawatt-hours)(a).......................  31,881    30,040       6.1       80,167    79,858      0.4
                                                                      ======    ======     =====       ======    ======    =====

Retail gas distribution (billion cubic feet):
   Residential .....................................................       6         6         -           59        57      3.5
   Commercial ......................................................       7         7         -           38        38        -
   Industrial & electric generation.. ..............................       1         1         -            5         5        -
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................      14        14         -          102       100      2.0
                                                                      ======    ======     =====       ======    ======    =====
Pipeline transportation (billion cubic feet)........................      97       129     (24.8)         275       347    (20.7)
                                                                      ======    ======     =====       ======    ======    =====


Retail customers & points of delivery (end of period & in thousands)

Retail gas distribution customers..............................................................         1,457     1,443      1.0
                                                                                                       ======    ======     ====
Electricity distribution points of delivery ...................................................         2,920     2,902      0.6
                                                                                                       ======    ======     ====

Operating revenues (millions of dollars)
Electricity distribution
   Affiliated (Energy).............................................. $   441   $   438       0.7      $ 1,167   $ 1,252     (6.8)
   Non-affiliated ..................................................     172       119      44.5          438       299     46.5
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................     613       557      10.1        1,605     1,551      3.5
                                                                      ------    ------     -----       ------    ------    -----
Retail gas distribution:
   Residential .....................................................      75        64      17.2          570       363     57.0
   Commercial ......................................................      53        39      35.9          302       180     67.8
   Industrial & electric generation ................................      11         5        -            31        18     72.2
                                                                      ------    ------     -----       ------    ------    -----
      Subtotal .....................................................     139       108      28.7          903       561     61.0
Pipeline transportation.............................................      15        20     (25.0)          43        48    (10.4)
Other revenues, net of eliminations ................................      19         9        -            46        29     58.6
                                                                      ------    ------     -----       ------    ------    -----
      Total.........................................................     173       137      26.3          992       638     55.5

Total operating revenues ........................................... $   786   $   694      13.3      $ 2,597   $ 2,189     18.6
                                                                      ======    ======     =====       ======    ======    =====

(a) 2002 data revised.


TXU CORP. AND SUBSIDIARIES
AUSTRALIA SEGMENT

                                                                                           For the Periods Ended September 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                    Three Months Ended                     Nine Months Ended
                                                                       September 30,                          September 30,
                                                                ---------------------------          ---------------------------
                                                                2003      2002     % Change           2003      2002     % Change
                                                                ----      ----     --------           ----      ----     --------
                                                              millions of dollars                   millions of dollars

Operating revenues .........................................   $ 321    $  234      37.2             $ 820     $ 662        23.9
                                                                ----      ----     -----              ----      ----       -----

Costs and expenses:
    Cost of energy sold and delivery fees ..................     153       118      29.7               382       298        28.2
    Operating costs ........................................      28        19      47.4                73        61        19.7
    Depreciation and amortization...........................      21        17      23.5                62        49        26.5
    Selling, general and administrative expenses ...........      30        30        -                 73        64        14.1
    Other income............................................      (1)       (4)    (75.0)               -         (2)         -
    Other deductions .......................................       1         -        -                  2         1          -
    Interest income ........................................      (1)        -        -                 (4)        -          -
    Interest expense and related charges ...................      39        32      21.9               109        94        16.0
                                                                ----      ----     -----              ----      ----       -----
        Total costs and expenses ...........................     270       212      27.4               697       565        23.4
                                                                ----      ----     -----              ----      ----       -----

Income before income taxes .................................      51        22        -                123        97        26.8

Income tax expense..........................................       8         6      33.3                27        20        35.0
                                                                ----      ----     -----              ----      ----       -----
Net Income..................................................   $  43     $  16        -              $  96     $  77        24.7
                                                                ====      ====     =====              ====      ====       =====


Exchange rates .............................................  0.6592    0.5477                      0.6311    0.5394
                                                              ------    ------                     ------     ------

     The Australia segment includes electricity generation, energy distribution, portfolio management, wholesale and retail energy sales and gas storage businesses operating in southern Australia, in largely competitive markets.

    Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


AUSTRALIA SEGMENT
Operating and Financial Statistics
Periods Ended September 30, 2003 and 2002

                                                                              Three Months Ended          Nine Months Ended
                                                                          -------------------------    -------------------------
                                                                            2003      2002 % Change     2003      2002  % Change
                                                                            ----      ---- --------     ----      ----  --------
Operating statistics - Volumes

Retail electric sales (gigawatt-hours)(a):
   Residential.........................................................      952        822    15.8     2,298      2,083    10.3
   Commercial & industrial.............................................    1,385      1,204    15.0     3,844      2,979    29.0
                                                                           -----      -----   -----     -----      -----   -----
           Total ......................................................    2,337      2,026    15.4     6,142      5,062    21.3
                                                                           =====      =====   =====     =====      =====   =====
Retail gas sales (billion cubic feet)..................................       22         21     4.8        50         52    (3.8)
                                                                           =====      =====   =====     =====      =====   =====
Delivered electricity distribution (gigawatt-hours)....................      584        600    (2.7)    1,795      1,594    12.6
                                                                           =====      =====   =====     =====      =====   =====
Retail gas distribution volumes (billion cubic feet)...................       13         12     8.3        29         28     3.6
                                                                           =====      =====   =====     =====      =====   =====

Wholesale electric sales: (gigawatt-hours)(a)..........................      423      1,051   (59.8)    1,419      2,371   (40.2)
                                                                           =====      =====   =====     =====      =====   =====

Retail customers and points of delivery (end of period & in thousands)
   Electric .......................................................................................       556        536     3.7
   Gas ............................................................................................       484        434    11.5
                                                                                                        -----      -----   -----
           Total...................................................................................     1,040        970     7.2
                                                                                                        =====      =====   =====

   Electricity distribution points of delivery ....................................................       557        545     2.2
   Gas distribution points of delivery ............................................................       477        463     3.0
                                                                                                        -----      -----   -----
           Total points of delivery ...............................................................     1,034      1,008     2.6
                                                                                                        =====      =====   =====
Operating revenues (millions of dollars)
  Retail electric:
      Residential ......................................................  $   84    $    66    27.3   $   211    $   165    27.9
      Commercial & industrial...........................................      80         58    37.9       234        157    49.0
                                                                           -----      -----   -----     -----      -----   -----
           Total .......................................................     164        124    32.3       445        322    38.2
                                                                           -----      -----   -----     -----      -----   -----
Electricity distribution................................................      14         10    40.0        41         28    46.4
                                                                           -----      -----   -----     -----      -----   -----
Retail gas:
      Residential (b)....................................................     93         43      -        160         71      -
      Commercial & industrial............................................     22         17    29.4        69         69      -
                                                                           -----      -----   -----     -----      -----   -----
           Total ........................................................    115         60    91.7       229        140    63.6
                                                                           -----      -----   -----     -----      -----   -----
Gas distribution.........................................................     17         12    41.7        34         27    25.9
                                                                           -----      -----   -----     -----      -----   -----
Wholesale electric revenues .............................................      8         16   (50.0)       33         48   (31.3)
                                                                           -----      -----   -----     -----      -----   -----
Wholesale electric portfolio management activities & other revenues .....      3         12   (75.0)       38         97   (60.8)
                                                                           -----      -----   -----     -----      -----   -----
           Total operating revenues ..................................... $  321     $  234    37.2   $   820     $  662    23.9
                                                                           =====      =====   =====     =====      =====   =====

(a) 2002 data revised.
(b) Revenue growth reflected a former agency arrangement for certain customers, which converted to a direct sales relationship in late 2002, with revenue in 2002 representing the service fee. Reported volumes for 2003 and 2002 are comparable.